Summary prospectus

Fixed income mutual fund

Delaware Investments Ultrashort Fund

Nasdaq ticker symbols
Class A	DLTAX
Class C	DLTCX
Class L	DLTLX
Institutional Class	DULTX

July 29, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2020 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Investments Ultrashort Fund

What is the Fund’s investment objective?

Delaware Investments Ultrashort Fund seeks total return to the extent consistent with a relatively low volatility of principal.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		L	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	2.00%	none		none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		L		Inst.
Management fees	0.30%		0.30%		0.30%		0.30%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none
Other expenses	0.42%		0.42%		0.42%		0.42%
Total annual fund operating expenses	0.97%		1.72%		0.72%		0.72%
Fee waivers and expense reimbursements	(0.57%)	[2]	(1.32%)	[2]	(0.32%)	[2]	(0.32%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.40%		0.40%		0.40%		0.40%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, taxes, interest, acquired fund fees and expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.40% of the Fund’s average daily net assets from July 29, 2020 through July 29, 2021. In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has also contracted to limit the Fund’s Class A and Class C shares’ 12b-1 fee to 0.00% of the respective share class’s average daily net assets from July 29, 2020 through July 29, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager or Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	L	Inst.
1 year	$240	$41	$141	$41	$41
3 years	$447	$413	$413	$198	$198
5 years	$671	$809	$809	$369	$369
10 years	$1,315	$1,920	$1,920	$864	$864

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest all of its net assets, plus the amount of any borrowings for investment purposes, in investment grade fixed income securities at the time of purchase, including, but not limited to, fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, and by US and non-US corporations. Investment grade fixed income securities are securities rated BBB- or higher by Standard & Poor’s Financial Services LLC (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization (NRSRO), or those that are deemed to be of comparable quality. The Fund will maintain an average effective duration of less than 18 months. Duration measures a bond’s sensitivity to interest rates by indicating the approximate change in a bond or bond fund’s price given a 1% change in interest rates.

The Fund’s investment manager, Delaware Management Company (Manager), will determine how much of the Fund’s assets to allocate among the different types of fixed income securities in which the Fund may invest based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from various sectors of the fixed income market. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited

Summary prospectus
Delaware Investments Ultrashort Fund

(MIMEL), and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The corporate debt obligations in which the Fund may invest include bonds, notes, debentures, and commercial paper of US companies and non-US companies. The Fund may also invest in a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities, which have been established or are sponsored by the US government, and securities issued by foreign governments.

Additionally, the Fund may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations, and mortgage-backed securities issued by certain private, nongovernment entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Fund may invest up to 30% of its net assets in foreign securities, including up to 10% of its net assets in securities of issuers located in emerging markets.

The Fund may use a wide range of derivative instruments, typically including options, futures contracts, options on futures contracts, credit default swaps, interest rate swaps, and index swaps. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Fund will not use derivatives for reasons inconsistent with its investment objective and will limit its investments in derivative instruments to 10% of net assets.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Inflation risk — The risk that the return from your investments will be less than the increase in the cost of living due to inflation.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

Summary prospectus
Delaware Investments Ultrashort Fund

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as banking) will decline because of changing expectations for the performance of that industry or sector.

LIBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Investments Ultrashort Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Effective Jan. 5, 2016, the Fund’s investment objective, strategies, and policies were changed to permit the Fund to invest in a diversified portfolio of ultrashort fixed income securities, and to have a fluctuating net asset value. These changes allowed the Fund to invest in a broader range of fixed income securities, including US government securities, foreign government securities, and corporate securities of domestic and foreign issuers, with longer maturities. Prior to Jan. 5, 2016, the Fund operated as a money market fund with a stable net asset value of $1.00 per share. The returns shown below reflect the Fund’s prior investment objective, strategies, and policies and may not be indicative of future returns.

In conjunction with the conversion, Class A shares became Class L shares and Consultant Class shares became Class A shares. The bar chart returns are the returns of the converted Consultant Class shares (now Class A shares), which differ from the returns of the historical Class A shares (now Class L shares) due to the difference in their annual operating expenses.

Calendar year-by-year total return (Class A)

As of June 30, 2020, the Fund’s Class A shares had a calendar year-to-date return of 0.26%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 1.35% for the quarter ended March 31, 2019, and its lowest quarterly return was -0.09% for the quarter ended Dec. 31, 2016. The maximum Class A sales charge of 2.00%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	1.60%	1.00%	0.52%
Class A return after taxes on distributions	0.62%	0.45%	0.24%
Class A return after taxes on distributions and sale of Fund shares	0.94%	0.52%	0.28%
Class C return before taxes	2.65%	1.40%	0.72%
Class L return before taxes	3.66%	1.40%	0.72%
Institutional Class return before taxes (lifetime: 1/5/16‑12/31/19)	3.65%	‑	1.79%
ICE BofA US 6-Month Treasury Bill Index	2.57%	1.26%	0.74%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Summary prospectus
Delaware Investments Ultrashort Fund

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), is the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio.

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Senior Managing Director, Chief Investment Officer — US Fixed Income	January 2016
Brian C. McDonnell, CFA	Senior Managing Director, Head of US Core Fixed Income	January 2016
J. David Hillmeyer, CFA	Senior Managing Director, Head of Global and Multi-Asset Credit	January 2016
Stephen M. Juszczyszyn	Senior Vice President, Senior Portfolio Manager	June 2019
Kathleen (Marnell) Burst	Assistant Vice President, Portfolio Manager	June 2019

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds® by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases. Class L shares are closed to new investors.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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